UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

COVANTA HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-6732	95-6021257
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 1, 2010, Covanta Holding Company (the “Company”) issued a press release announcing that Richard L. Huber and Clayton Yeutter were retiring from the Board of Directors of the Company. Messrs. Huber and Yeutter will not stand for reelection at the Company’s annual meeting of stockholders (the “Annual Meeting”) to be held on May 6, 2010. There were no disagreements between the Company and the retiring directors in connection with their retirements. The Company has no present plans to replace either of the two directors and effective as of the Annual Meeting, the number of directors on the Board will be reduced to ten.

A copy of the April 1, 2010 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired – Not Applicable

(b) Pro Forma Financial Information – Not Applicable

(c) Shell Company Transactions – Not Applicable

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 1, 2010 Regarding Retirement of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2010

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson

Name: Title:	Timothy J. Simpson, Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 1, 2010 Regarding Retirement of Directors.

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